                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report:      October 26, 1995

                             HEALTHSOUTH Corporation

            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Delaware                    1-10315               63-0860407
         ------------------              ---------             ------------
          (State or Other               (Commission          (I.R.S. Employer
   Jurisdiction of Incorporation        File Number)        Identification No.)
          or Organization)

       Two Perimeter Park South
         Birmingham, Alabama                                       35243
      ----------------------------                              -------------
        (Address of Principal                                    (Zip Code)
          Executive Offices)

           Registrant's Telephone Number,                      (205) 967-7116
                Including Area Code:

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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective October 26, 1995, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and its wholly-owned subsidiary, SSCI Acquisition Corporation, a Delaware corporation ("SAC"), completed the acquisition of Sutter Surgery Centers, Inc., a Delaware corporation ("SSCI"), through a merger of SAC into SSCI. As contemplated by the terms of the Plan and Agreement of Merger by and among the parties, SSCI is the surviving corporation in the merger, and is wholly-owned by the Company. Simultaneously with the completion of the merger, the surviving corporation changed its name to HEALTHSOUTH Surgery Centers-West, Inc. SSCI stockholders received .09026 shares of the Common Stock, par value
$.01 per share, of the Company for each share of the Common Stock, par value $.01 per share, of SSCI held by them.

         Prior to consummation of the acquisition, SSCI operated 12 outpatient surgery centers in three states.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of SSCI at December 31, 1994, and the period then ended, were filed with the Company's Registration Statement on Form S-4 filed September 28, 1995 (Reg. No. 33-63055) and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of SSCI at September 30, 1995, and the period then ended will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after November 10, 1995.

         (b)      Pro Forma Financial Information.

         It is impracticable to provide the required pro forma financial information for the Company at September 30, 1995, and the period then ended. Such required pro forma financial information will be filed under cover of Form 8-K/A as soon as practicable, but not later than 60 days after November 10, 1995.

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         (c)      Exhibits.

                  (2) Plan and Agreement of Merger, dated as of August 23, 1995, by and among HEALTHSOUTH Corporation, SSCI Acquisition Corporation and Sutter Surgery Centers, Inc., filed as Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 33-63055), as filed with the Commission on September 28, 1995, is hereby incorporated herein by reference.

         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Plan and Agreement of Merger, incorporated by reference herein as Exhibit (2).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             November 13, 1995.

                                            HEALTHSOUTH Corporation

                                            By    /s/ RICHARD M. SCRUSHY
                                            -----------------------------------
                                                     Richard M. Scrushy,
                                                    Chairman of the Board
                                                  and Chief Executive Officer


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